                                                                    EXHIBIT 99.3


DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER: 01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED




In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
-- -----------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT AQ STEAMBOAT, L.L.C.                  CASE NUMBER: 01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                             Summary Of Bank, Investment & Petty Cash Accounts                               Attachment 1
                                   Great AQ Steamboat, L.L.C.
Summary                             Case No: 01-10960 (JCA)                                                          UNAUDITED
Great AQ Steamboat, LLC           For Month Of November, 2002

                                           Balances
                               --------------------------------            Receipts &         Bank
                                  Opening            Closing               Disbursements      Statements             Account
Account                        As Of 11/01/02    As Of 11/30/02            Included           Included               Reconciled
-------                        --------------    --------------            --------           --------               ----------
American Queen Steamer                   0.00              0.00            No -               No -                   No -
Hibernia                                                                   Account Closed     Account Closed         Account Closed
Account # - 812-395-343

American Queen                           0.00              0.00            No -               Not A Bank             No -
Petty Cash                                                                 No Activity        Account                No Activity

                            Receipts & Disbursements               Attachment 2
                           Great AQ Steamboat, L.L.C.
Summary                      Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC    For Month Of November, 2002
Attach 2


             No Receipts Or Disbursements Due To All Accounts Closed

                  Concentration & Investment Account Statements    Attachment 3
                           Great AQ Steamboat, L.L.C.
Summary                     Case No: 01-10960 (JCA)
Great AQ Steamboat, LLC    For Month Of November, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 11-DEC-02 16:48:18
INCOME STATEMENT - ATTACHMENT 4                   Page: 1
Current Period: NOV-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                       PTD-Actual
                                                        30-Nov-02
                                                       ----------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                        11,059.87
                                                       ----------
Total Operating Expenses                                11,059.87

                                                       ----------
Gross Profit                                           (11,059.87)

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                               0.00
                                                       ----------
Total SG&A Expenses                                          0.00

                                                       ----------
EBITDA                                                 (11,059.87)

Depreciation                                                 0.00

                                                       ----------
Operating Income                                       (11,059.87)

Other Expense/(Income)
Interest Income                                              0.00
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                                 0.00

                                                       ----------
Net Pretax Income/(Loss)                               (11,059.87)

Income Tax Expense                                           0.00

                                                       ----------
Net Income/(Loss)                                      (11,059.87)
                                                       ==========

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:52
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: NOV-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                 YTD-Actual        YTD-Actual
                                                  30-Nov-02         22-Oct-01
                                                -------------    --------------
ASSETS

Cash and Equivalent                                      0.00         27,915.55

Restricted Cash                                          0.00              0.00

Accounts Receivable                                      0.00        100,111.04

Inventories                                              0.00        436,746.94

Prepaid Expenses                                         0.00          1,126.00

Other Current Assets                                     0.00        189,129.97

                                                -------------    --------------
Total Current Assets                                     0.00        755,029.50


Fixed Assets                                             0.00     76,449,630.83

Accumulated Depreciation                                 0.00    (23,703,366.77)
                                                -------------    --------------
Net Fixed Assets                                         0.00     52,746,264.06


Net Goodwill                                             0.00              0.00

Intercompany Due To/From                        33,364,757.56     11,900,053.46

Net Deferred Financing Fees                              0.00        561,110.86

Net Investment in Subsidiaries                           0.00              0.00

                                                -------------    --------------
Total Other Assets                              33,364,757.56     12,461,164.32

                                                -------------    --------------
Total Assets                                    33,364,757.56     65,962,457.88
                                                =============    ==============

AMCV US SET OF BOOKS                                   Date: 11-DEC-02 16:53:52
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: NOV-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                   YTD-Actual      YTD-Actual
                                                   30-Nov-02       22-Oct-01
                                                 -------------    -------------
LIABILITIES

Accounts Payable                                      1,774.58         5,469.58

Accrued Liabilities                                     693.75       754,127.79

Deposits                                                  0.00            25.00

                                                 -------------    -------------
Total Current Liabilities                             2,468.33       759,622.37


Long Term Debt                                            0.00             0.00

Other Long Term Liabilities                               0.00             0.00

                                                 -------------    -------------
Total Liabilities                                     2,468.33       759,622.37


Liabilities Subject to Compromise                 2,200,425.88    48,583,115.71


OWNER'S EQUITY

Common Stock                                          1,000.00         1,000.00

Add'l Paid In Capital                             4,060,000.00     4,060,000.00

Current Net Income (Loss)                        14,726,212.05      (493,470.71)

Retained Earnings                                12,374,651.30    13,052,190.51

                                                 -------------    -------------
Total Owner's Equity                             31,161,863.35    16,619,719.80

                                                 -------------    -------------
Total Liabilities & Equity                       33,364,757.56    65,962,457.88
                                                 =============    =============

Great AQ Steamboat, L.L.C.                                       01-10960 (JWV)

                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Month Ended November 30, 2002


                                                              BEGINNING                                            ENDING
AFFILIATE NAME                                 CASE NUMBER    BALANCE               DEBITS         CREDITS         BALANCE
American Classic Voyages Co.                   01-10954    22,406,500.51                --               --    22,406,500.51
AMCV Cruise Operations, Inc.                   01-10967    (22,866,931.85)              --               --    (22,866,931.85)
The Delta Queen Steamboat Co.                  01-10970    38,767,072.65            693.75        11,059.87    38,756,706.53
DQSB II, Inc.                                  01-10974          (919.60)               --               --          (919.60)
Great Pacific NW Cruise Line, L.L.C            01-10977         5,552.79                --               --         5,552.79
Great River Cruise Line, L.L.C                 01-10963      (168,013.44)               --               --      (168,013.44)
Great Ocean Cruise Line, L.L.C                 01-10959       (14,507.47)               --               --       (14,507.47)
Cruise America Travel, Incorporated            01-10966    (3,165,198.27)               --               --    (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C             01-10964       144,264.37                --               --       144,264.37
Cape Cod Light, L.L.C                          01-10962      (500,000.00)               --               --      (500,000.00)
Cape May Light, L.L.C                          01-10961    (1,640,241.44)               --               --    (1,640,241.44)
Project America, Inc.                          N/A            (15,864.24)               --               --       (15,864.24)
Oceanic Ship Co.                               N/A             (7,408.30)               --               --        (7,408.30)
Project America Ship I, Inc.                   N/A            459,787.19                --               --       459,787.19
Great Hawaiian Properties Corporation          01-10971       (22,591.38)               --               --       (22,591.38)
American Hawaii Properties Corporation         01-10976        (1,496.24)               --               --        (1,496.24)
Great Independence Ship Co.                    01-10969        (4,881.60)               --               --        (4,881.60)
                                                           -------------            ------        ---------    -------------
                                                           33,375,123.68            693.75        11,059.87    33,364,757.56
                                                           =============            ======        =========    =============

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JWV)



                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                                 AMERICAN QUEEN
                                AP-STEAMER CHECKS
                               23-000-221300-00000

                                   NOVEMBER-02

OUTSTANDING CHECKS:

      17707 Tashanda Morreno-Amber Hensley                   60.00
      17732 Peter Levaneur-Sally Ralicki                    100.00
      17768 Bryant Johnson-Kenshell Lang                     80.00
      17779 Mark King-Rosa Trumble                          170.00
      17820 Joe Willett-NARP                                 28.00
      17827 B. Grisham-AG Edwards                           100.00
      17828 Mark King                                       340.00
      17837 Daniel Smith-Anastastia Jones                    75.00
      17848 J. Hill-Neurosurgical Specialties               117.00
      17850 E. Newman- R. Ryan                              250.00
      17851 Louis Ford-SJ Beaulieau                         225.00
      17852 Jocelyn Beasley-Payoff Voucher                   95.47
      17853 Ben Vandeven                                     17.18
      17854 Matt Copeland                                    16.93
      17863 Julia Hill-Sears                                100.00
                                                          --------
      Total per G/L:                                      1,774.58
                                                          ========

      ATTACHMENT # 8

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                CASE NUMBER:  01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT



The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.